UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 14, 2005

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)          On May 20, 2005, Plantronics, Inc. (the “Company”), received notification from David Wegmann, a member of the Company’s Board of Directors, that he resigned from the Board of Directors for personal reasons.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          On January 14, 2005, the Board of Directors amended Article 3, Section 2 of the Company’s Amended and Restated By-laws to change the number of directors from six (6) to a range of five (5) to nine (9), with the exact number of directors in the range to be fixed from time to time by resolution of the Board of Directors. The certificate of amendment effecting the amendment to the Amended and Restated By-laws is filed herewith as Exhibit 3.1.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1.2	Certificate of Amendment to Amended and Restated Bylaws of Plantronics, Inc.

PLANTRONICS, INC.

Date: May 24, 2005	By:	/s/ Barbara Scherer
Barbara Scherer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1.2	Certificate of Amendment to Amended and Restated Bylaws of Plantronics, Inc.